Exhibit 24.1

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated:  December 2, 2004.




       /s/Craig S. Bartlett, Jr.

                                                                    Exhibit 24.2

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 2, 2004.




          /s/  Franklin A. Burke

                                                                    Exhibit 24.3

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: December 2, 2004.




       /s/ Harold D. Carter

                                                                    Exhibit 24.4

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated:December 2, 2004.




          /s/ Ralph F. Cox

                                                                    Exhibit 24.5

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 2, 2004.




             /s/ Barry J. Galt

                                                                    Exhibit 24.6

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 2, 2004.




                 /s/ Dennis E. Logue

                                                                    Exhibit 24.7

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 2, 2004.




         /s/James C. Phelps

                                                                    Exhibit 24.8

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 2, 2004.




         /s/Joseph A. Wagda